iShares®

iShares Trust

Supplement dated September 20, 2010

to the Prospectus dated August 1, 2010 (the “Prospectus”)

for the iShares S&P U.S. Preferred Stock Index Fund

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective immediately, the following replaces the first paragraph in the Principal Investment Strategies section on page S-2 of the Prospectus.

The Underlying Index measures the performance of a select group of preferred stocks listed on the New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index includes preferred stocks with a market capitalization over $100 million that meet minimum price, liquidity, trading volume, maturity and other requirements determined by the sponsor of the Underlying Index (the “Index Provider”). The Underlying Index excludes certain issues of preferred stock, such as those that are issued by special ventures (e.g., toll roads or dam operators) or structured products that are linked to indexes or other stocks.

Also, effective immediately, the following replaces the third paragraph in the Principal Investment Strategies section on page S-2 of the Prospectus.

As of the rebalancing after the close of business on September 17, 2010, the Underlying Index was concentrated in the financial industry group, which comprised approximately 91% of the market capitalization of the Underlying Index.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-PFF-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated September 20, 2010

to the Statement of Additional Information dated August 1, 2010 (the “SAI”)

for the iShares Nasdaq, Russell and S&P Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective immediately, the following information replaces similar information under the heading S&P U.S. Preferred Stock Index™ on page 26 of the SAI.

S&P U.S. Preferred Stock Index™

Number of Components: Approximately 225

Index Description—Changes in Methodology. The S&P U.S. Preferred Stock Index™ measures the performance of a select group of preferred stocks listed on the NYSE, NYSE Arca, NYSE Amex, NASDAQ Global Select Market, NASDAQ Select Market or NASDAQ Capital Market. In June 2010, Standard & Poor’s announced that the methodology for determining index constituents would be revised effective with the next rebalance after the close of trading on September 17, 2010. In order to lessen the impact of these changes, the new methodology will be phased in with 33% of each constituent-level change incorporated into the Index after the close of trading on the third Fridays of September, October, and November 2010. A new quarterly rebalance schedule will take effect starting in January 2011, with Index changes to be implemented after the close of trading on the third Fridays of January, April, July, and October.

Former Index Methodology. The Index may include preferred stocks that are issued in the U.S. by U.S-domiciled entities whose parent companies or guarantors may be non-U.S. entities. The preferred stocks included in the Index are selected by S&P using criteria described in the following paragraph. In general terms, the Index includes preferred stocks with a market capitalization of over $100 million that meet minimum price, liquidity, maturity and other requirements determined by S&P. The Index is calculated with a modified capitalization weighted scheme, with modifications being made to Index shares to prevent single stock concentration: specifically, no single Index component may have a weight of more than 10%. S&P also limits the exposure to any single issuer to three issues of that company’s preferred stock, unless the aggregate of all issues of such company is less than 5% of the total market capitalization of the Index. For purposes of this limitation, S&P defines a single issuer to include companies that are under common control or are guaranteed by the same entity which is also affiliated with such companies. The Index is rebalanced annually in September, effective after the close of trading on the fourth Friday.

Former Component Selection Criteria. S&P excludes: (i) preferred stocks that are structured products and brand-name products issued by financial institutions and are packaged securities linked to indexes, baskets of stocks or another company’s stock; (ii) preferred stocks that are issued by special ventures such as highway, airport, or dam operators; and (iii) preferred stocks that have a mandatory conversion or scheduled maturity within the next 12 months (i.e., before the next rebalancing). After excluding the securities listed above, S&P removes preferred stocks that: (i) trade at $1.00 or less per share at the time the Index is constituted or rebalanced; (ii) have an outstanding market capitalization of less than $100 million; and (iii) have a six-month average monthly trading volume of less than 250,000 shares. In addition, S&P removes preferred stocks for which S&P cannot determine an indicated dividend when: (i) there occurs significant and persistent arrears in payments; and (ii) uncertainty about survival of the stock’s listing because of possible impending corporate actions such as a merger, acquisition or other corporate restructuring (including bankruptcy).

New Index Methodology. In general terms, the Index contains preferred stocks that meet minimum size, liquidity, exchange listing, maturity and other requirements determined by S&P. The Index may include preferred stocks that are issued in the U.S. by U.S-domiciled entities whose parent companies or guarantors may be non-U.S. entities. The Index is calculated with a modified capitalization weighted scheme, with modifications being made to Index shares to limit single issuer concentration.

There is no limit to the number of lines of a single company’s preferred stock allowed in the Index; however a maximum weight of 10% of index market capitalization is set per issuer with all eligible lines capped on a pro rata basis. For purposes of this limitation, S&P defines a single issuer to include companies that are under common control or are guaranteed by the same entity which is also affiliated with such companies. At least 15 preferred issuers are to be included in the Index. In the event that fewer than 15 preferred issuers qualify based on the other Index criteria, the liquidity constraints below will be relaxed and the largest stocks included until the issuer count reaches 15. The Index is rebalanced quarterly, effective after the close of trading on the third Friday of January, April, July, and October. Share changes occur semi-annually at the January and July rebalances.

New Component Selection Criteria. The Index excludes: (i) preferred stocks with a market capitalization of less than $100 million as of the rebalancing reference date; (ii) preferred stocks for which S&P cannot determine an indicated dividend yield; (iii) over-the-counter, bulletin board, and unregistered (144A) securities; (iv) preferred stocks that are structured products and brand-name products issued by financial institutions and that are packaged securities linked to indexes, baskets of stocks or another company’s stock; and (v) preferred stocks that are issued by special ventures such as highway, airport, or dam operators. In addition, S&P applies the following inclusion and exclusion criteria. For preferred stocks that are not already in the Index, S&P may include: (i) issues that do not have a mandatory conversion or scheduled maturity within 12 months of the rebalancing date; and (ii) that have also traded an average of 250,000 shares per month over the previous six months. Issues with between one and six months of trading history will be evaluated over the available period and may be included should size and available trading history infer the issue will satisfy the volume requirement. For preferred stocks that have been in the Index for more than 12 months, S&P excludes issues that have not traded an average of 125,000 shares per month over the previous six months as of the rebalancing reference date. The reference date for additions and deletions is the last trading date of the month immediately preceding the rebalancing month. Additions occur only at the quarterly rebalancing. Deletions occur at the quarterly rebalancing based on the above eligibility criteria, but may also occur intra-quarter due to mandatory conversions, redemptions, or delistings.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.	IS-SAI-03-S1
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE